Transactions	12 Months Ended
Dec. 31, 2025
Disclosure of significant transactions [abstract]
Transactions
5. Transactions

a) Proposed Teck and Anglo American Merger

On September 9, 2025, we entered into an arrangement agreement with Anglo American plc (Anglo American) with respect to a proposed merger of equals between the two companies (the Merger). The Merger will be implemented by means of a plan of arrangement pursuant to which Anglo American will issue 1.3301 ordinary shares for each outstanding Teck Class A common share and Class B subordinate voting share.

On December 9, 2025, shareholders of both Teck and Anglo American approved the Merger as required under the arrangement agreement. On December 15, 2025, Teck and Anglo American received regulatory approval from the Government of Canada under the Investment Canada Act for the Merger.

The Merger remains subject to customary closing conditions for a transaction of this nature, including regulatory approvals in multiple jurisdictions globally.

As the transaction had not closed as at December 31, 2025, no adjustments for the proposed Merger have been recognized in our consolidated financial statements. Transaction-related costs incurred to date have been expensed and are presented as part of non-operating income (expense).

b) Sale of Steelmaking Coal Business

In January of 2024, we completed the sale of a minority stake of our interest in our steelmaking coal business, EVR, to NSC and POSCO. NSC acquired a 20% interest in EVR in exchange for its 2.5% interest in the Elkview Operations plus $1.7 billion (US$1.3 billion) in cash. POSCO exchanged its 2.5% interest in the Elkview Operations and its 20% interest in the Greenhills Operations for a 3% interest in EVR. These transactions were accounted for as equity transactions with non-controlling interests, reducing retained earnings by $1.5 billion and increasing non-controlling interests balances. In determining the net assets of EVR to calculate the non-controlling interests and the related adjustment to retained earnings, we included the steelmaking coal business' goodwill balance and excluded deferred income tax liabilities not attributable to the non-controlling interests.
5. Transactions (continued)

In July of 2024, we completed the sale of our remaining 77% interest in EVR to Glencore plc (Glencore). We received cash proceeds of $9.9 billion (US$7.3 billion) and correspondingly derecognized $20 billion of assets (including $17 billion of property, plant and equipment and $256 million of cash), $8 billion of liabilities (including $2 billion of decommissioning and restoration provisions) and $3 billion of non-controlling interests related to the steelmaking coal business. This resulted in a gain (net of taxes of $897 million, which is based on the taxable gain as computed under Canadian tax law) of approximately $81 million, which is presented in profit from discontinued operations upon closing of this transaction. Settlements of customary closing adjustments were recorded as part of discontinued operations.

Pursuant to the terms of the steelmaking coal business sale transaction, Teck agreed to indemnify Glencore for a portion of certain water-related liabilities. In July of 2024, the Public Prosecution Service of Canada charged Teck Coal Limited with five counts of violating s.36(3) of the Fisheries Act. Glencore has notified Teck that it is seeking indemnification with respect to liabilities arising out of these charges.

The agreements for the sale of the steelmaking coal business include customary representations, warranties and covenants. In July of 2025, NSC and Glencore provided separate notices of claims to Teck that they are seeking indemnification with respect to certain representations and warranties and covenants contained in the respective agreements for the sale of the steelmaking coal business. After having reviewed each notice of claims and the information provided to substantiate each claim, Teck responded separately to NSC on July 31, 2025 and to Glencore on September 5, 2025 to reject their respective claims. Glencore responded on October 4 and Teck management is assessing Glencore’s October 4 response.

In November of 2025, NSC commenced formal dispute resolution proceedings against Teck regarding its indemnity claim under the sales agreement. Teck disputes the claim and is defending the matter. The outcome of these proceedings is uncertain at this time; however, the amount claimed, and any potential award, could be material.

c) Results of Discontinued Operations

Results of discontinued operations of the steelmaking coal business for 2024 are shown below.

(CAD$ in millions)	2024
Steelmaking Coal
Revenue	$4,640
Cost of sales	(2,718)
Gross profit	1,922
Other operating income (expenses)	(252)
Net finance expense	(63)
Non-operating income	24
Profit from discontinued operations before taxes	1,631
Provision for income taxes	(506)
Profit from discontinued operations after taxes	1,125
Gain on sale (net of tax expense of $897)	81
Profit from discontinued operations	$1,206

Profit from discontinued operations attributable to:
Shareholders of the company	$873
Non-controlling interests	333
Profit from discontinued operations	$1,206